Ohio National Fund, Inc.	January 20, 2017

Bristol Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

The Summary Prospectus of Ohio National Fund, Inc. (the “Fund”) Bristol Portfolio is amended to add the following discussion regarding the sale of Ohio National Financial Services, Inc.’s ownership interest in Suffolk Capital Management, LLC.

On December 30, 2016, Ohio National Financial Services, Inc. (“ONFS”) closed a transaction with Suffolk Capital Management, LLC (“Suffolk”) pursuant to which ONFS sold its 84.7% ownership interest in Suffolk to certain of Suffolk’s current employees. The transaction resulted in a change of control of Suffolk. Accordingly, the existing sub-advisory agreements between Ohio National Investments, Inc. (“Adviser”) and Suffolk for the Bristol Portfolio, the Bryton Growth Portfolio, the Bristol Growth Portfolio and the equity portion of the Omni Portfolio (collectively, the “Portfolios”) automatically terminated and new agreements were approved by the Fund’s Board of Directors.

As a result of the transaction, Suffolk is no longer affiliated with the Adviser and the Adviser will not benefit financially from the appointment of Suffolk as sub-adviser, as the sub-advisory fees to be paid by the Adviser did not change. Following the transaction, there are no changes in the management of the Portfolios.

The Summary Prospectus of the Fund’s Bristol Portfolio is further amended to remove all references to ONFS’ ownership interest in Suffolk and any affiliation between Suffolk and the Adviser.